Leases	12 Months Ended
Dec. 31, 2012
Leases
Leases

Note 14—Leases

        The Company's lease obligations primarily relate to real estate and office equipment. Rent expense was $610 million, $601 million and $510 million in 2012, 2011 and 2010, respectively. Sublease income received by the Company on leased assets was $25 million, $41 million and $44 million in 2012, 2011 and 2010, respectively.

        At December 31, 2012, future net minimum lease payments for operating leases, having initial or remaining non-cancelable lease terms in excess of one year, consisted of the following:

($ in millions)
2013	527
2014	435
2015	364
2016	297
2017	221
Thereafter	295

2,139
Sublease income	(62)

Total	2,077

        At December 31, 2012, the future net minimum lease payments for capital leases and the present value of the net minimum lease payments consisted of the following:

($ in millions)
2013	31
2014	28
2015	24
2016	15
2017	8
Thereafter	82

Total minimum lease payments	188
Less amount representing estimated executory costs included in total minimum lease payments	(2)

Net minimum lease payments	186
Less amount representing interest	(83)

Present value of minimum lease payments	103

        Minimum lease payments have not been reduced by minimum sublease rentals due in the future under non-cancelable subleases. Such minimum sublease rentals were not significant. The present value of minimum lease payments is presented in "Short-term debt and current maturities of long-term debt" or "Long-term debt" in the Consolidated Balance Sheets.